Exhibit 99.1

FOR IMMEDIATE RELEASE

For more information contact:
Cindy Roberts
Director of Investor Relations
817-224-1461
cindy.roberts@dyn-intl.com

DynCorp International Inc. Corrects
Adjusted EBITDA Figures

Falls Church, Va — November 10, 2006 — DynCorp International Inc. (NYSE: DCP), a provider of a specialized mission-critical outsourced technical services to civilian and military government agencies, corrected certain adjusted EBITDA figures for the three and six months ended September 30, 2005 contained in the company’s November 8, 2006 press release.

In its November 8, 2006, the company’s press release stated that adjusted EBITDA for the three and six months ended September 30, 2005 were $35.1 million and $62.6 million, respectively.  The company has corrected the adjusted EBITDA figures for the three and six months ended September 30, 2005 to $35.8 million and $65.2 million, respectively, in order to include certain one-time compensation expenses, as shown in the schedules attached to this press release.  The November 8, 2006 press release inadvertently excluded from adjusted EBITDA the retention-bonus expense incurred in connection with the 2005 acquisition of the company by an entity controlled by Veritas Capital Fund II, L.P. and its affiliates.  Additionally, the company has revised the percentage improvement in its cash earnings per share for the first six months of fiscal 2007 to 5.8 percent, as reflected in the table attached to this release.

About DynCorp International

DynCorp International Inc., through its operating company DynCorp International LLC, is a provider of specialized mission-critical outsourced technical services to civilian and military government agencies with specific global expertise in law enforcement training and support, security services, base operations, aviation services and operations and logistics support. Headquartered in Falls Church, VA, DynCorp International Inc. has approximately 14,000 employees worldwide.  For more information, visit our website at www.dyn-intl.com.

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(Financial tables follow)

DYNCORP INTERNATIONAL INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars and shares in thousands)

	For the Three Months Ended		For the Six Months Ended
	Sept. 29, 2006	Sept. 30, 2005	Sept. 29, 2006	Sept. 30, 2005
	(unaudited)		(unaudited)

Revenues	$474,721	$439,629	$1,012,405	$864,684

Cost of services (excluding depreciation and amortization disclosed below)	423,433	385,002	893,767	763,592
Selling, general and administrative	30,552	19,702	57,957	38,861
Depreciation and amortization	11,212	11,515	22,349	22,200
Operating income	9,524	23,410	38,332	40,031

Other expense (income):
Interest and other income	(287)	12	(883)	87
Interest expense	14,689	13,855	29,503	27,684
Interest on mandatory redeemable shares	—	4,195	3,002	8,246
Loss on debt extinguishment(1)	—	—	9,201	—
(Loss) income before taxes	(4,878)	5,348	(2,491)	4,014
Income tax (benefit) provision	(1,998)	3,524	1,006	4,163
Net (loss) income	$(2,880)	$1,824	$(3,497)	$(149)

(Loss) earnings per share:
Basic and diluted	$(0.05)	$0.06	$(0.07)	$0.00

Average shares outstanding:
Basic and diluted	57,000	32,000 (2)	52,467	32,000 (2)

EBITDA(3)	$21,929	$35,120	$62,730	$62,560
EBITDA margin	4.6%	8.0%	6.2%	7.2%
Adjusted EBITDA(4)	$26,921	$35,795	$69,198	$65,185
Adjusted EBITDA margin	5.7%	8.1%	6.8%	7.5%

Cash earnings(5)	$10,750	$16,464	$31,103	$29,423

Operating cash flow	$63,049	$39,474	$66,026	$91,847

(1)                Represents the premium associated with the redemption of all of the outstanding preferred stock, premium on the redemption of a portion of the senior subordinated notes and write-off of deferred financing costs associated with the early retirement of a portion of the senior subordinated notes.

(2)                Shares were adjusted to reflect the 64-to-1 stock split that occurred prior to the consummation of the IPO.

(3)                EBITDA is a primary component of certain covenants under our senior secured credit facility and is defined as net income (loss) before interest expense, income taxes, depreciation and amortization.  We believe that EBITDA is useful to investors as a way to evaluate our ability to incur and service debt, make capital expenditures and meet working capital requirements.  EBITDA does not represent net income or cash flows from operations, as these terms are defined under generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP.  EBITDA as presented in this press release is not necessarily comparable to similarly titled measures reported by other companies.

(4)                Adjusted EBITDA is defined as EBITDA plus non-cash equity-based compensation, other compensation expenses of a non-recurring nature and severance related costs.  See Reconciliation of Net (Loss) Income to EBITDA and Adjusted EBITDA included in the financial table in this press release.

(5)                See Reconciliation of Pro Forma Net (Loss) Income to Cash Earnings included in the financial table in this press release.

DYNCORP INTERNATIONAL INC.
PRO FORMA FINANCIAL INFORMATION
(Dollars and shares in thousands)

	Three Months Ended Sept. 30, 2005		Adjustments		Pro Forma Three Months Ended Sept. 30, 2005

Revenues	$439,629		$—		$439,629
Cost of services (excluding depreciation and amortization disclosed below)	385,002		—		385,002
Selling, general and administrative	19,702		(675	)(1)	19,027
Depreciation and amortization	11,515		—		11,515
Operating income	23,410		675		24,085

Other expense (income):
Interest and other income	12		—		12
Interest expense	13,855		—		13,855
Interest on mandatory redeemable shares	4,195		(4,195	)(2)	—
Income before taxes	5,348		4,870		10,218
Provision for income taxes	3,524		246	(3)	3,770
Net income	$1,824		$4,624		$6,448

Earnings per share:
Basic and diluted	$0.06		NA		$0.11

Average shares outstanding:
Basic and diluted	32,000	(4)	25,000	(5)	57,000

(1)                Reflects the retention bonus expense incurred in connection with the 2005 acquisition of the Company by an entity controlled by Veritas Capital Fund II, L.P. and its affiliates.

(2)                Represents the decrease in interest expense related to the Company’s preferred stock redeemed in connection with the Company’s IPO.

(3)                Adjusts the Company’s current period effective tax rate to the Company’s sustainable effective tax rate of 36.9%.

(4)                Shares were adjusted to reflect the 64-to-1 stock split that occurred prior to the consummation of the IPO.

(5)                Represents the adjustment to the shares outstanding subsequent to the IPO, which totaled 57,000.

DYNCORP INTERNATIONAL INC.
PRO FORMA FINANCIAL INFORMATION
(Dollars and shares in thousands)

	Six Months Ended Sept. 30, 2005		Adjustments		Pro Forma Six Months Ended Sept. 30, 2005

Revenues	$864,684		$—		$864,684
Cost of services (excluding depreciation and amortization disclosed below)	763,592		—		763,592
Selling, general and administrative	38,861		(2,625	)(1)	36,236
Depreciation and amortization	22,200		—		22,200
Operating income	40,031		2,625		42,656

Other expense (income):
Interest and other income	87		—		87
Interest expense	27,684		—		27,684
Interest on mandatory redeemable shares	8,246		(8,246	)(2)	—
Income before taxes	4,014		10,871		14,885
Provision for income taxes	4,163		1,330	(3)	5,493
Net (loss) income	$(149)		$9,541		$9,392

Earnings per share:
Basic and diluted	$0.00		NA		$0.16

Average shares outstanding:
Basic and diluted	32,000	(4)	25,000	(5)	57,000

(1)                Reflects the retention bonus expense incurred in connection with the 2005 acquisition of the Company by an entity controlled by Veritas Capital Fund II, L.P. and its affiliates.

(2)                Represents the decrease in interest expense related to the Company’s preferred stock redeemed in connection with the Company’s IPO.

(3)                Adjusts the Company’s current period effective tax rate to the Company’s sustainable effective tax rate of 36.9%.

(4)                Shares were adjusted to reflect the 64-to-1 stock split that occurred prior to the consummation of the IPO.

(5)                Represents the adjustment to the shares outstanding subsequent to the IPO, which totaled 57,000.

DYNCORP INTERNATIONAL INC.
RECONCILIATION OF NET (LOSS) INCOME TO EBITDA AND ADJUSTED EBITDA
(Dollars in thousands)

	For the Three Months Ended		For the Six Months Ended
	Sept. 29, 2006	Sept. 30, 2005	Sept. 29, 2006	Sept. 30, 2005
	(unaudited)		(unaudited)

Net (loss) income	$(2,880)	$1,824	$(3,497)	$(149)
Income tax (benefit) expense	(1,998)	3,524	1,006	4,163
Interest expense and loss on debt extinguishment	14,689	18,050	41,706	35,930
Depreciation and amortization	12,118	11,722	23,515	22,616
EBITDA	$21,929	$35,120	$62,730	$62,560
Non-cash equity-based compensation(1)	304	—	999	—
Compensation expenses(2)	—	675	781	2,625
Severance expenses(3)	4,688	—	4,688	—
Adjusted EBITDA	$26,921	$35,795	$69,198	$65,185

(1)                Represents non-cash equity-based compensation expense.

(2)                Represents one-time IPO bonuses and one-time retention bonuses paid to certain members of management.

(3)                Represents the severance expense resulting from the departure of the former chief executive officer and chief operating officer.

DYNCORP INTERNATIONAL INC.
RECONCILIATION OF PRO FORMA NET (LOSS) INCOME TO CASH EARNINGS
(Dollars and shares in thousands)

	For the Three Months Ended		For the Six Months Ended
	Sept. 29, 2006	Sept. 30, 2005	Sept. 29, 2006	Sept. 30, 2005
	(unaudited)		(unaudited)

Pro forma net (loss) income	$(120)	$6,448	$9,579	$9,392
Amortization of intangibles	10,566	10,016	20,525	20,031
Non-cash equity-based compensation	304	—	999	—
Cash earnings	$10,750	$16,464	$31,103	$29,423

Earnings per share:
Basic and diluted	$0.19	$0.29	$0.55	$0.52

Average shares outstanding:
Basic and diluted(1)	57,000	57,000	57,000	57,000

(1)                Represents the adjustment to the shares outstanding subsequent to the IPO, which totaled 57,000.